UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule Sec.240.14a-12

U.S. GOLD CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

U.S. GOLD CORP.

1910 E. Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

(800) 557-4550

Dear Stockholder,

On behalf of the Board of Directors and management, I invite you to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. Gold Corp. to be held at 9:00 a.m. (local time) on September 18, 2019, at the office of Haynes and Boone, LLP, 1050 17th Street, Suite 1800, Denver, Colorado 80265. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

The notice of Annual Meeting and proxy statement accompanying this letter describe the specific business to be acted upon at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, sign, date, and promptly return the enclosed proxy card in the envelope provided. Your proxy will be voted at the Annual Meeting in accordance with your instructions. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted as recommended by the Board of Directors. If you hold your shares through an account with a brokerage firm or other nominee or fiduciary such as a bank, please follow the instructions you receive from such brokerage firm or other nominee or fiduciary to vote your shares.

If you plan to attend the Annual Meeting in person, please respond affirmatively to the request for that information by marking the box on the proxy card. You will be asked to present valid picture identification. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting.

Sincerely,

John Braca
Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

U.S. GOLD CORP.

1910 E. Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

(800) 557-4550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held September 18, 2019

To the Stockholders of U.S. Gold Corp.:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of U.S. Gold Corp., a Nevada corporation (the “Company”), will be held at 9:00 a.m. (local time) on September 18, 2019, or such later date or dates as such Annual Meeting date may be adjourned, at the office of Haynes and Boone, LLP, 1050 17th Street, Suite 1800, Denver, Colorado 80265, for the purpose of considering and taking action on the following proposals:

1.	To elect the nominees named in this proxy statement to serve on the Board of Directors (the “Board of Directors” or the “Board”) until the 2020 Annual Meeting of Stockholders or until their successors are duly elected and qualified (the “Election of Directors Proposal”).

2.	To ratify the appointment of KBL, LLP as our independent registered public accountant for the fiscal year ending April 30, 2020 (the “Auditor Ratification Proposal”).

3.	To approve, by a non-binding advisory vote, the compensation of our named executive officers, as described in this proxy statement (the “Say-on-Pay Proposal”).

4.	To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our named executive officers, as described in this proxy statement (the “Say-on-Pay Frequency Proposal”).

5.	To adopt the Company’s 2020 Stock Incentive Plan (the “Plan Proposal”).

6.	To approve an amendment of our articles of incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of the Board of Directors before September 18, 2020 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”). The Board may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board has set August 6, 2019, as the record date for the Annual Meeting (the “Record Date”). Only stockholders of record as of the close of business on August 6, 2019, are entitled to notice of, and to vote at, the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting.

Your vote is important. Please read the proxy statement and the instructions on the enclosed proxy card and then, whether or not you plan to attend the Annual Meeting in person, and no matter how many shares you own, please submit your proxy promptly by telephone or via the Internet in accordance with the instructions on the enclosed proxy card, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting in person at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs.

You may revoke your proxy at any time before the vote is taken by delivering to the office of the Corporate Secretary of U.S. Gold Corp. a written revocation or a proxy with a later date (including a proxy by telephone or via the Internet) or by voting your shares in person at the Annual Meeting, in which case your prior proxy would be disregarded.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ David Rector
David Rector
Secretary
●, 2019

Your vote is very important.

Even if you plan to attend the meeting,

PLEASE VOTE YOUR PROXY PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the STOCKHOLDER Meeting To Be Held on September 18, 2019, AT 9:00 a.m. (DENVER TIME)

The Notice of Annual Stockholder Meeting, our proxy statement and our annual report on Form 10-K for the fiscal year ended April 30, 2019 are available online at: https://www.equitystock.com/shareholders/proxy-voting/us-gold-corp.

It is important that you carefully review the proxy materials and follow the instructions to cast your vote on all voting matters.

Elko, Nevada

●, 2019

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

U.S. GOLD CORP.

1910 E. Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

(800) 557-4550

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 18, 2019:

The Notice of Annual Stockholder Meeting, our Proxy Statement and our 2019 Annual Report on Form 10-K for the fiscal year ended April 30, 2019 are available online at: https://www.equitystock.com/shareholders/proxy-voting/us-gold-corp.

STOCKHOLDER CAN REQUEST A COPY OF THE PROXY STATEMENT, 2019 ANNUAL REPORT, AND FORM OF PROXY FOR THIS ANNUAL MEETING AND FUTURE MEETINGS BY CALLING (800) 557-4550 OR SENDING AN EMAIL TO ir@usgoldcorp.gold.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The Board of Directors (the “Board of Directors” or the “Board”) of U.S. Gold Corp. is soliciting the enclosed proxy for use at the 2019 Annual Meeting of Stockholders (referred to herein as the “Annual Meeting”) to be held at the offices of Haynes and Boone, LLP, located at 1050 17th Street, Suite 1800, Denver, Colorado 80265 on Tuesday, September 18, 2019, 9:00 a.m. (local time), or such later date or dates as such Annual Meeting date may be adjourned. If you plan to attend the Annual Meeting, please follow the voting and registration instructions as outlined in this proxy statement. For directions to the meeting, please call (800) 557-4550.

This proxy statement is furnished to holders of our common stock and our Series F Preferred Stock as of the Record Date as part of the solicitation of proxies by our Board of Directors in connection with the proposals to be presented at the Annual Meeting. Our Board has set August 6, 2019, as the Record Date. Only holders of our common stock and our Series F Preferred Stock as of the close of business on August 6, 2019, are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were ● shares of our common stock and ● shares of our Series F Preferred Stock outstanding. Each share of common stock has one vote, and each share of our Series F Preferred Stock has 1,755 votes. Our common stock and Series F Preferred Stock vote together as a single class on all matters at the Annual Meeting. In this proxy statement, we refer to U.S. Gold Corp. as “USG,” the “Company,” “we,” “us” or “our.”

We initially mailed the Notice Regarding Availability of Proxy Materials to our stockholders indicating that this proxy statement, a proxy card, and our 2019 Annual Report are available on or about ●, 2019.

Information About the Annual Meeting and Voting

Why am I receiving these proxy materials?

The Board of Directors of the Company is asking for your proxy for use at the 2019 Annual Meeting to be held at the offices of Haynes and Boone, LLP, located at 1050 17th Street, Suite 1800, Denver, Colorado 80265, on September 18, 2019 at 9:00 a.m. local time, and at any adjournment or postponement of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

This proxy statement is furnished to stockholders of U.S. Gold Corp., a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors on behalf of the Company for use at the Annual Meeting.

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Sharing the Same Last Name and Address

We are sending only one copy of our Notice Regarding Availability of Proxy Materials to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a householded mailing this year and you would like to have copies of our 2019 Annual Report and proxy statement mailed to you, or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request to our Corporate Secretary at 1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801 or call us at (800) 557-4550. You may also contact us in the same manner if you received multiple copies of the Notice Regarding Availability of Proxy Materials and would prefer to receive a single copy in the future.

Who is soliciting my vote?

The Board of Directors is soliciting your vote on behalf of the Company. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares registered in their names, will be asked to forward solicitation material to the beneficial owners of such shares. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

When were the enclosed solicitation materials first given to stockholders?

We initially mailed the Notice Regarding Availability of Proxy Materials to our stockholders indicating that this proxy statement, a proxy card, and our 2019 Annual Report are available on or about ●, 2019.

How Does The Board Recommend That I Vote On The Proposals?

The Board recommends that you vote as follows:

●	“FOR” the Election of Directors Proposal;
●	“FOR” the Auditor Ratification Proposal;
●	“FOR” the Say-on-Pay Proposal;
●	“THREE YEARS” for the Say-on-Pay Frequency Proposal;
●	“FOR” the Plan Proposal; and
●	“FOR” the Reverse Stock Split Proposal.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was published, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

Who is entitled to vote at the meeting, what is the “record date”, and how many votes do they have?

Holders of record of our common stock and our Series F Preferred Stock at the close of business on August 6, 2019 (the “Record Date”) will be entitled to vote at the meeting. As of the Record Date, there were ● shares of our common stock and ● shares of our Series F Preferred Stock outstanding. Each share of common stock has one vote and each share of our Series F Preferred Stock has 1,755 votes. Our common stock and Series F Preferred Stock vote together as a single class on all matters at the Annual Meeting and represent a total of ● votes as of the Record Date.

What is a quorum of stockholders?

In order to carry on the business of the Annual Meeting, a quorum must be present. If 33 1/3% of the shares outstanding and entitled to vote on the record date are present, either in person or by proxy, we will have a quorum at the meeting. Any shares represented by proxies that are marked for, against, withhold, or abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee, or other record holder of our common stock or Series F Preferred Stock indicates on a proxy card that it does not have discretionary authority to vote certain shares on a particular matter, and if it has not received instructions from the beneficial owners of such shares as to how to vote on such matters, the shares held by that record holder will not be voted on such matter (referred to as “broker non-votes”) but will be counted as present for purposes of determining whether we have a quorum. There were ● shares of our common stock and ● shares of our Series F Preferred Stock outstanding on the Record Date, and each share of common stock has one vote and each share of our Series F Preferred Stock has 1,755 votes, representing a total of ● votes. The presence of holders of ●, (33-1/3%) of votes will represent a quorum.

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How many votes does it take to pass each matter?

Proposal 1: Election of Directors Proposal	The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Auditor Ratification Proposal	The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will not be counted as either a vote cast for or against this proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of KBL LLP as the Company’s independent public accountant for the fiscal year ending April 30, 2020, the Audit Committee of the Board may reconsider its appointment.

Proposal 3: Say-on-Pay Proposal	The affirmative vote of a majority of the votes cast for this proposal is required to approve, on a non-binding basis, the compensation of our executive officers. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board as a whole value the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

Proposal 4: Say-on-Pay Frequency Proposal	The affirmative vote of a majority of the votes cast for this proposal is required to determine, on a non-binding basis, the frequency to approve the compensation of our executive officers. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board as a whole value the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding the frequency of approval of compensation of our executive officers.

Proposal 5: Plan Proposal	The affirmative vote of a majority of the votes cast for this proposal is required to approve the 2020 Stock Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 6: Reverse Stock Split Proposal	The affirmative vote of a majority of the votes outstanding as of the record date and entitled to vote on the Reverse Stock Split Proposal is required to approve the amendment to the Company’s Articles of Incorporation to implement a reverse stock split. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Broker non-votes are not applicable to the Reverse Stock Split Proposal because your broker has discretionary authority to vote your shares with respect to such proposal.

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Who can attend the meeting?

All holders of our common stock and Series F Preferred Stock as of August 6, 2019, or their duly appointed proxies, may attend the meeting.

What do I need to attend the meeting?

In order to be admitted to the meeting, a stockholder must present proof of ownership of common stock and/or Series F Preferred Stock as of the Record Date. If your shares are held in the name of a broker, bank, custodian, nominee, or other record holder (“street name”), you must obtain a proxy, executed in your favor, from the holder of record (that is, your broker, bank, custodian, or nominee) to be able to vote at the meeting. You will also be required to present a form of photo identification, such as a driver’s license.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We ask stockholders to instruct the proxy how to vote so that all common shares may be voted at the meeting even if the holders do not attend the meeting.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes count for purposes of determining the presence of a quorum. Broker non-votes will not be counted as votes cast either for or against proposals 1, 3, 4 and 5 and will have no impact on the result of the vote on these proposals. Broker non-votes are not applicable to proposals 2 and 6 because your broker has discretion to vote your shares on such proposals. Abstentions will not be counted as votes cast either for or against proposals 2, 3 and 4; however, abstentions on proposals 5, and 6 will have the same effect as a negative vote on those proposals.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Director’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

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●	By phone. Call toll free 1-855-557-4647.
●	By Fax. Send your voting card to 1-646-201-9006.
●	By Internet. Go to www.equitystock.com and follow the on-screen instructions.
●	By Email. Send to proxy@equitystock.com and include your control identification in your email.
●	In person. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.
●	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE, AND RETURN IT BEFORE THE MEETING DATE.

How will my proxy vote my shares?

If your proxy card is properly completed and received, and if it is not revoked, before the meeting, your shares will be voted at the meeting according to the instructions indicated on your proxy card. If you sign and return your proxy card, but do not give any voting instructions, your shares will be voted as follows:

●	“FOR” the Election of Directors Proposal;
●	“FOR” the Auditor Ratification Proposal;
●	“FOR” the Say-on-Pay Proposal;
●	“THREE YEARS” for the Say-on-Pay Frequency Proposal;
●	“FOR” the Plan Proposal; and
●	“FOR” the Reverse Stock Split Proposal.

To our knowledge, no other matters will be presented at the meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”).

The following matters are considered routine matters. Therefore, if you do not vote on these proposals, your brokerage firm may choose to vote for you or leave your shares unvoted on these proposals:

●	Proposal 2: Auditor Ratification Proposal; and
●	Proposal 6: Reverse Stock Split Proposal.

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Applicable rules, however, do not permit brokerage firms to vote their clients’ unvoted shares in:

●	Proposal 1: Election of Directors Proposal;
●	Proposal 3: Say-on-Pay Proposal;
●	Proposal 4: Say-on-Pay Frequency Proposal; and
●	Proposal 5: Plan Proposal.

Therefore, if you do not vote on these proposals, your shares will remain unvoted on those proposals. We urge you to provide voting instructions to your brokerage firm so that your vote will be cast on those proposals.

What does it mean if I receive more than one notice or instruction form?

If you receive more than one notice or instruction form, it means that you have multiple accounts with our transfer agent and/or a broker or other nominee or fiduciary or you may hold your shares in different ways or in multiple names (e.g., joint tenancy, trusts, and custodial accounts). Please vote all of your shares.

How do I revoke my proxy and change my vote prior to the meeting?

If you are a registered stockholder (meaning your shares are registered directly in your name with our transfer agent) you may change your vote at any time before voting takes place at the meeting. You may change your vote by:

1.	Delivering voter instructions to U.S. Gold Corp., ATTN: Corporate Secretary, 1910 E. Idaho Street, Suite 102-Box 604, Elko, Nevada 89801, with a written notice dated later than the proxy you want to revoke stating that the proxy is revoked;
2.	Completing and sending in voter instructions with a later date; or
3.	Attending the meeting and voting in person.

For shares you hold beneficially or in “street name,” you may change your vote by submitting new voting instructions to your bank, broker or other nominee or fiduciary in accordance with that entity’s procedures, or if you obtained a legal proxy form giving you the right to vote your shares, by attending the meeting and voting in person.

Proposals to be Presented at the Annual Meeting

We will present six proposals at the meeting. We have described in this proxy statement all of the proposals that we expect will be made at the meeting. If any other proposal is properly presented at the meeting, we will, to the extent permitted by applicable law, use your proxy to vote your shares of common stock on such proposal in our best judgment.

PROPOSALS OF SECURITY HOLDERS AT 2020 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2020 annual meeting must be received no later than ●. However, pursuant to such rule, if the 2020 annual meeting is held on a date that is before July 7, 2020 or after September 5, 2020, then a stockholder proposal submitted for inclusion in our proxy statement for the 2020 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2020 annual meeting.

Stockholders wishing to submit proposals to be presented directly at our next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our bylaws, and applicable law concerning stockholder proposals. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between April 8, 2020 and May 8, 2020; provided, however, if and only if the 2020 annual meeting is not scheduled to be held between July 7, 2020 or after October 15, 2020, such stockholder’s notice must be received by the Company at its principal executive offices not earlier than 120 days prior to the date of the 2020 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2020 annual meeting or (B) the date which is 90 days prior to the date of the 2020 annual meeting.

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OTHER MATTERS

Should any other matter or business be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holder. The Company does not know of any such other matter or business.

ANNUAL REPORT ON FORM 10-K

Upon the written request of a stockholder, the Company will provide, without charge, a copy of its Annual Report on Form 10-K for the year ended April 30, 2019, including the financial statements and schedules and documents incorporated by reference therein but without exhibits thereto, as filed with the Securities and Exchange Commission. The Company will furnish any exhibit to the Annual Report on Form 10-K to any stockholder upon request and upon payment of a fee equal to the Company’s reasonable expenses in furnishing such exhibit. All requests for the Annual Report on Form 10-K or its exhibits should be addressed to Chief Financial Officer, U.S. Gold Corp., 1910 E. Idaho Street, Suite 102-Box 604, Elko, NV 89801 or ir@usgoldcorp.gold.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of August 6, 2019, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned and addresses are c/o U.S. Gold Corp., 1910 E. Idaho Street, Suite 102-Box 604, Elko, Nevada 89801.

	Amount and Nature of Beneficial Ownership (1,2,3,4)
Name of Beneficial Owner	Number	Percent
Edward M. Karr	1,489,072	7.2%

Ted Sharp	-	*

Timothy M. Janke(5)	121,987	*

James Dale Davidson(6)	101,154	*

John N. Braca(7)	101,154	*

David Rector(8)	736,692	3.6%

Andrew Kaplan(9)	124,500	*

Ryan K. Zinke	45,923	*

David Mathewson(10)	881,370	4.3%

Directors and Executive Officers as a group (9 persons)	3,601,852	16.9%

5% or Greater Stockholders	-	-

* Less than 1%.

(1)	The number of shares has been adjusted to reflect the reverse 1-for-4 stock split effective May 8, 2017.
(2)	Percentage computations are based upon ● shares of common stock outstanding as of August 6, 2019.
(3)	Beneficial ownership includes all stock options and restricted units held by a stockholder that are currently exercisable or exercisable within 60 days of August 6, 2019 (which would be October 5, 2019).
(4)	In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by such person that are currently exercisable or will become exercisable within 60 days of August 6, 2019, if any, or restricted units held by such person that vest within 60 days of August 6, 2019, if any, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(5)	Includes options to purchase 50,000 shares of common stock at an exercise price of $1.47 per share.
(6)	Includes options to purchase 50,000 shares of common stock at an exercise price of $1.47 per share. On July 1, 2019, Mr. Davidson resigned as a director of U.S. Gold Corp.
(7)	Includes options to purchase 50,000 shares of common stock at an exercise price of $1.47 per share.
(8)	Includes options to purchase 125,000 shares of common stock at an exercise price of $1.47 per share. Does not include options to purchase 125,000 shares of common stock that are not exercisable within 60 days of the date of this report.
(9)	Includes options to purchase 50,000 shares of common stock at an exercise price of $1.47 per share.
(10)	Includes options to purchase 178,229 shares of common stock at an exercise price ranging from $1.47 to $3.60 per share. Mr. Mathewson’s employment agreement was not renewed and thereby ended effective June 27, 2019 at the end of his Employment Agreement term.

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PROPOSAL 1—ELECTION OF DIRECTORS PROPOSAL

Our Board currently consists of five members, and the Company proposes increasing the Board to six members. The Nominating and Corporate Governance Committee and Board have unanimously approved the recommended slate of six directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next Annual Meeting of Stockholders and until a successor is named and qualified, or until his earlier resignation or removal. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the six persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

NOMINEES FOR DIRECTOR

Name of Nominee	Age	Principal Occupation	Director Since
Edward M. Karr	49	Chief Executive Officer, President and Director	2015
John N. Braca	61	Director, President of JNB Consulting	2017
Timothy M. Janke	67	Director, Consultant	2016
Andrew Kaplan	52	Director, Vice President of Barry Kaplan Associates and Manager of A to B Capital Management	2017
Ryan K. Zinke	57	Director, Consultant	2019
Douglas Newby	60	Director Nominee, President of Proteus Capital Corp.

The Nominating and Corporate Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for election or re-election as a member of our Board.

Nominees Biographies

Edward M. Karr has been serving as a Director since June 2015, and has been the President and Chief Executive Officer, and a Director of Gold King Corp. since April 2016. Mr. Karr became our President and Chief Executive Officer on May 23, 2017 and remains a member of the board. Mr. Karr is an international entrepreneur and founder of several investment management companies based in Geneva, Switzerland. Mr. Karr was a former Director and Chair of the Audit Committee of Levon Resources, until its merger with Discovery Metals. Mr. Karr previously served on the boards of Pershing Gold Corp., PolarityTE, Inc. (formerly Majesco Entertainment Company) and Spherix Incorporated. Mr. Karr is a board member and past President of the American International Club of Geneva and Chairman of Republican’s Overseas Switzerland. Mr. Karr has more than 25 years of capital markets experience as an executive manager, financial analyst, money manager and investor. In 2004, Futures Magazine named Mr. Karr as one of the world’s Top Traders. He is a frequent contributor to the financial press. Mr. Karr previously worked for Prudential Securities in the United States. Before his entry into the financial services arena, Mr. Karr was affiliated with the United States Antarctic Program and spent thirteen consecutive months working in the Antarctic, receiving the Antarctic Service Medal for winter over contributions of courage, sacrifice and devotion. Mr. Karr studied at Embry-Riddle Aeronautical University, Lansdowne College in London, England and received a B.S. in Economics/Finance with Honours (magna cum laude) from Southern New Hampshire University. Mr. Karr is qualified to serve on our Board because of his global operating and executive management experience; deep knowledge of capital markets; experience in public company accounting, finance, and audit matters as well as his experience in a range of board and committee functions as a member of various boards.

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John N. Braca has been serving as a member of our board of directors since May 2017 and was appointed Chairman in September 2018. In addition, he is a financial executive and business partner with a strong track record in portfolio management, venture capital fundraising, as well as financial and operational management. He has served as a director and board observer for life science, technology and development companies over the course of his career. Mr. Braca has also served as an active member of both Audit and Compensation Committees for both public and private companies and has led several of the public companies as the Chairman of the Audit Committee. John N. Braca has been a director of Sevion Therapeutics since October 2003. Since April 2013, Mr. Braca has been the President and sole proprietor of JNB Consulting, which provides strategic business development counsel to biotechnology companies. From August 2010 through April 2013, Mr. Braca had been the executive director controller for Iroko Pharmaceuticals, a privately-held global pharmaceutical company based in Philadelphia. From April 2006 through July 2010, Mr. Braca was the managing director of Fountainhead Venture Group, a healthcare information technology venture fund based in the Philadelphia area, and has been working with both investors and developing companies to establish exit and business development opportunities. From May 2005 through March 2006, Mr. Braca was also consultant and advisor to GlaxoSmithKline management in their research operations. From 1997 to April 2005, Mr. Braca was a general partner and director of business investments for S.R. One, Limited, or S.R. One, the venture capital subsidiary of GlaxoSmithKline. In addition, from January 2000 to July 2003, Mr. Braca was a general partner of Euclid SR Partners Corporation, an independent venture capital partnership. Prior to joining S.R. One, Mr. Braca held various finance and operating positions of increasing responsibility within several subsidiaries and business units of GlaxoSmithKline. Mr. Braca is a licensed Certified Public Accountant in the state of Pennsylvania and is affiliated with the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. Mr. Braca received a Bachelor of Science in Accounting from Villanova University and a Master of Business Administration in Marketing from Saint Joseph’s University. Mr. Braca is qualified to serve on the Board because of his deep knowledge of financial and operational issues; extensive experience in operational and executive management, deep governance acumen, and strong knowledge of early stage and public companies.

Timothy M. Janke has been serving as a member of the board of directors of Gold King Corp. since April 2016 and became a director in May 2017. In addition, he served as the Chief Operating Officer of Pershing Gold Corp. from August 2014 to April 2019. Since November 2010, Mr. Janke has been the president of his own consulting business providing mine operating and evaluation services to several mining companies. Beginning in July 2012, he provided consulting services at the Relief Canyon Project advising the company on mine start-up plans and related activities. From June 2010 to August 2014, Mr. Janke served as Vice President and Chief Operating Officer of Renaissance Gold, Inc. and its predecessor Auex Ventures, Inc. He was General Manager-Projects for Goldcorp Inc. and its predecessor Glamis Gold, Inc. from July 2009 to May 2010, Vice President and General Manager of the Marigold Mine from February 2006 to June 2009, and its Manager of Technical Services from September 2004 to January 2006. Since August 2011, Mr. Janke has served as a director for Renaissance Gold. He is a past Director of both the Nevada Mining Association, and Silverado Area Council Boy Scouts. He has a B.S. in Mining Engineering from the Mackay School of Mines. Mr. Janke is qualified to serve on our Board because of his more than 40 years of engineering and operational experience in the mining industry, and broad range of expertise in mining operations throughout the USA, Canada and Australia.

Andrew Kaplan has been serving as a member of our board of directors since November 2017. In addition, he is a founder of A to B Capital Management and manages the A to B Capital Special Situations Fund, LP which was launched on January 1, 2009. The fund invests in the small cap sector through private, pre-public and publicly traded companies. In addition, he has been a Vice President of Barry Kaplan Associates for the past 22 years, a leading financial public relations firm for both public and private companies in the US, Canada and abroad. Prior to working at BKA, he had six years’ experience working at major investment banks involved in deal structure, mergers and acquisitions and trading. Mr. Kaplan is a member of the Board of Directors for Coral Gold Resources, Ltd. (CLH.V) and a former member of the Board of PolarityTE, Inc. (COOL) and Naked Brand Group (NAKD). He holds a BSBA from the University of Hartford in Finance and Insurance. Mr. Kaplan is qualified to serve as a director due to his extensive business and management expertise and his extensive knowledge of capital markets.

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The Honorable Ryan K. Zinke has been serving as a member of our board of directors since April 2019. He was born and raised in Montana and attended the University of Oregon where he was awarded All-PAC 10 honors, the Sahlstrom Award and the prestigious Emerald Cup Award for academic, leadership and athletic achievement. He then attended US Navy Officers Candidate School and completed Navy SEAL Training in 1985 and was assigned to SEAL Team ONE. Highlights of Commander Zinke’s twenty-three-year career in Special Operations includes two tours of duty at SEAL Team SIX, Acting Commander of Special Forces in Iraq, Task Force Commander in Bosnia and Kosovo, and served as the “Dean” of Special Warfare training. He was awarded the Bronze Star for combat in Iraq and is credited with conducting 360 combat missions and the capture or kill of 72 terrorists. He retired from active duty in 2008 and was elected as a Montana State Senator and later twice elected as Montana’s sole member of the US House of Representatives. He served on the House Armed Services and Natural Resources committees. In 2016, Congressman Zinke was nominated by President Donald J. Trump and later confirmed by the US Senate to serve as the 52nd US Secretary of the Interior. As Secretary, he was a champion of restoring the voice of state and local communities in land and wildlife management decisions, established and protected wildlife corridors, budgeted for the largest investment in our Nation’s history for National Parks, increased public access for recreation and traditional use, and was the principle architect of the American Energy “Dominance” policy. After 31 years of public service, President Trump accepted his resignation in 2019. The Honorable Ryan K. Zinke is the author of American Commander and serves on numerous boards. He holds an MBA in Finance, an MS in Global Leadership, and a BS in Geology. He is married to the former Lolita Hand of Santa Barbara, has three children and two grandchildren.

Douglas Newby is being nominated to join our board of directors at the Meeting. Mr. Newby has a 35-year career in financial analysis, corporate finance and corporate management specializing in the international mining industry. He has served as President of Proteus Capital Corp., a corporate advisory firm that he owns, since 2001. He served as Chief Financial Officer of PolyMet Mining Corp., a Canadian company developing a large copper-nickel project in Minnesota, from 2005 to 2017, and also served as a member of the board of directors of PolyMet Mining, Inc. during this period. Mr. Newby was actively involved in all aspects of the company’s development, including developing a strategy for a complex environmental review process that was successfully completed during his tenure, resulting in state and federal permits being issued recently. Mr. Newby also managed financial reporting, internal controls, and raising more than $300 million in equity and debt and establishing and maintaining a strategic relationship with Glencore plc. Previously, Mr. Newby was Chairman, President, Chief Executive Officer and a director of Western Goldfields Inc., where he arranged finance for and negotiated the acquisition of the Mesquite gold mine from Newmont Mining in November 2003. Western Goldfields subsequently formed a core part of the formation of New Gold Inc. He started his career as an institutional investment analyst and corporate finance specialist in London and New York. He has a B.Sc.(honors) degree in mathematics from Kings College London. Mr. Newby is qualified to serve on our Board because of his more than 35 years of evaluation, financing and executive management of mines and mining companies around the world.

Unless authority to vote for the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election of such nominees as directors. In the event that any of the nominees shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

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●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;
●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS.

Information about the Board of Directors and Committees

Corporate Governance

Independence of Directors

Our Board is currently comprised of five members, three of whom are independent directors. Messrs. Karr and Janke are not independent directors.

The Board, upon recommendation of the Nominating and Corporate Governance Committee, unanimously determined that each of our three non-employee directors is “independent,” as such term is defined in the Nasdaq Stock Market (“NASDAQ”) Rules (“Stock Market Rules”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director does not have a relationship that, in the opinion of the Board, would interfere with exercising independent judgment in carrying out such director’s responsibilities, even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

In determining that each individual who served as a member of the Board is independent, the Board considered (i) relationships and transactions involving directors or their affiliates or immediate family members that would be required to be disclosed as related party transactions and (ii) other relationships and transactions involving directors or their affiliates or immediate family members that did not rise to the level of requiring such disclosure, of which there were none. The Board unanimously determined that the relationships discussed below were not material. No unusual discounts or terms were extended.

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Board Leadership Structure

The Board believes that the Company’s stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, the Company’s Corporate Governance Principles provide that the Board may combine or separate the roles of the CEO and chairman, as it deems advisable and in the best interests of the Company and its stockholders.

The independent directors have concluded that the most effective leadership structure for us at the present time is for Mr. Karr to serve as our CEO and Mr. Braca as Chairman. The Board made this determination in light of Mr. Karr and Mr. Braca’s experience, which allow them to bring to the Board a broad and uniquely well-informed perspective on our business, as well as insight into the trends and opportunities that can affect our future. In adopting the structure, the Board also concluded that the strong independent membership of the Board and its standing committees ensures robust and effective communication between the directors and members of management, and that the overall leadership structure is effective in providing the Board with a well-informed and current view of our business that enhances its ability to address strategic considerations, as well as focus on the opportunities and risks that are of greatest importance to us and our stockholders. The Board believes this structure has served us well since September 2018.

Under our Corporate Governance Principles, the Board has the flexibility to modify or continue the leadership structure, as it deems appropriate. As part of its ongoing evaluation of the most effective leadership structure for us, in September 2018, the independent directors decided to separate the roles of CEO and Chairman, and also appoint a lead director. The independent directors believe that having a lead director enhances the Board’s independent oversight of management by further providing for strong independent leadership; independent discussion among directors; and independent evaluation of, and communication with, our senior management. Mr. Braca currently serves as Chairman of the Board lead director and has since September 2018. The independent directors unanimously approved Mr. Braca to be Chairman and lead director based on his experience knowledge of governance practices, strategic considerations, and our business interests.

Specific duties of the lead director include:

●	presiding at meetings of the independent directors;
●	serving as a liaison between the chairman and the independent directors;
●	consulting on meeting agendas;
●	working with management to assure that meeting materials are fulfilling the needs of directors;
●	consulting on the meeting calendar and schedules to assure there is sufficient time to discuss all agenda items;
●	calling meetings of the independent directors, including at the request of such directors;
●	presiding at Board meetings when the chairman is not present;
●	working with the independent directors to respond to stockholder inquiries involving the Board; and
●	performing such other duties as the Board may from time to time delegate.

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at our annual meeting. Each member of the Board that was a director at the time attended the annual meeting of stockholders in 2018.

The non-management directors (who also constitute all of the independent directors) meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the non-management directors deem appropriate. During the fiscal year ended April 30, 2019, these sessions were led by the lead director.

During the fiscal year ended April 30, 2019, the Board held 7 regular and special meetings, the non-management directors did not hold any regular or special executive sessions, the Audit Committee held 4 regular and special meetings, the Compensation Committee held 3 regular and special meetings, and the Nominating and Corporate Governance Committee held 2 regular and special meetings. Each director attended 100% of the regular and special meetings of the Board and of the committees on which he or she served that were held during his or her term of office.

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Board of Directors Role in Risk Oversight

Our Board plays an active role in our risk oversight, including with respect to risks related to cybersecurity. The Board does not have a formal risk management committee but administers this oversight function through various standing committees of the Board, which are described below. The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Code of Ethics and Business Conduct (the “Code of Ethics” or the “Code”). The Compensation Committee oversees risks arising from our compensation policies and programs. This Committee has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs. The Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to our policies and practices regarding significant issues of corporate responsibility.

The Board of Directors has a process for stockholders to communicate with directors. Stockholders should write to the President at our mailing address and specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the President, to matters on the Board’s agenda.

Committees of the Board

Our Board has three standing committees: Audit, Compensation, and Nominating and Corporate Governance. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Stock Market Rules. Each of the committees operates pursuant to its charter. The committee Charters are reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charters for the three committees are available on our website at www.usgoldcorp.gold by following the link to “Investor Relations” and then to “Corporate Governance.”

Audit Committee

The Audit Committee, among other things, is responsible for:

●	appointing; approving the compensation of; overseeing the work of; and assessing the independence, qualifications, and performance of the independent auditor;
●	reviewing the internal audit function, including its independence, plans, and budget;
●	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;
●	reviewing our internal controls with the independent auditor, the internal auditor, and management;
●	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;
●	overseeing our financial compliance system; and
●	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended April 30, 2019 with our management and has discussed with KBL the matters required to be discussed by the statement on Auditing Standards No. 1301 as adopted by the Public Company Accounting Oversight Board.

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The Board has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and the Stock Market Rules. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The Board has affirmatively determined that John Braca meets the qualifications of an Audit Committee financial expert. Our Audit Committee currently consists of the following members: John Braca and Andrew Kaplan. Mr. Kaplan serves as Chairman of the Audit Committee. James D. Davidson served on the Audit Committee for the fiscal year ended April 30, 2019, and through July 1, 2019, the effective date of his resignation as a member of the Board. Due to his resignation, the Audit Committee is not in compliance with Stock Market Rule 5605(2)(A), which requires at least 3 independent directors serve on the Audit Committee. In accordance with Stock Market Rule 5605(b)(1)(A), we intend to come into compliance with such Audit Committee independence rules at the Annual Meeting. We intend to appoint Douglas Newby as a member of our Audit Committee, assuming he is elected to serve as a director.

Compensation Committee

The Compensation Committee was formed in October 2014. Among other things, it is responsible for:

●	reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the CEO;
●	overseeing and administering the Company’s executive compensation plans, including equity-based awards;
●	negotiating and overseeing employment agreements with officers and directors; and
●	overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives.

The Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. Our Compensation Committee currently consists of the following members: John Braca, Ryan Zinke, and Andrew Kaplan. Mr. Kaplan serves as Chairman of the Compensation Committee. Mr. Davidson served as chairman of the Compensation Committee for the fiscal year ended April 30, 2019, and through July 1, 2019, the effective date of his resignation as a member of the Board. The Board has affirmatively determined that each member of the Compensation Committee meets the additional independence criteria applicable to compensation committee members under SEC rules and the Stock Market Rules.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, among other things, is responsible for:

●	reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;
●	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;
●	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;
●	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;
●	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Principles and committee Charters;
●	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;
●	overseeing the Company’s compliance program, including the Code of Conduct; and
●	overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee. Our Nominating and Corporate Governance Committee currently consists of the following members: John Braca, Andrew Kaplan and Ryan Zinke. Mr. Kaplan serves as Chairman of the Nominating and Corporate Governance Committee. Mr. Davidson served as chairman of the Compensation Committee for the fiscal year ended April 30, 2019, and through July 1, 2019, the effective date of his resignation as a member of the Board.

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Consideration of Director Nominees

As specified in our Corporate Governance Principles, we seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to us and our success. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Principles. The Nominating and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and us, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management, or third parties. Our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Annual Meeting. To recommend a nominee for election to the Board of Directors, a stockholder must submit his or her recommendation to the Corporate Secretary at the address appearing on the first page of this proxy statement. Such nomination must satisfy the notice, information and consent requirements set forth in our bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” included herein. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees that is specified in our bylaws, including among other things, the name, age and address of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

Report of the Audit Committee

Our Audit Committee reviewed the Company’s audited financial statements for the year ended April 30, 2019. The following is the report of the audit committee with respect to the Company’s audited financial statements for the year ended April 30, 2019, which includes the consolidated balance sheets of the Company as of April 30, 2019 and April 30, 2018, and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for each of the years in the two-year period ended April 30, 2019, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Reviews and Discussions with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with its independent auditor the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board.

The Audit Committee has also received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor its independence from the Company. The Audit Committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

Based on the review and discussions referred to above, the Audit Committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended April 30, 2019.

AUDIT COMMITTEE
John Braca
Andrew Kaplan

Compensation of Non-Employee Directors and Stock Ownership Guidelines

The Compensation Committee periodically evaluates the compensation of directors and recommends compensation changes to the Board as appropriate. Until August 2015, non-employee directors received only cash for their service on the Board. Commencing in September 2015, non-employee directors began receiving a combination of cash and equity compensation for service on the Board. Directors who are employees of the Company receive no additional cash compensation for serving on the Board, but receive equity compensation for service on the Board in alignment with other directors. While the Company does not require directors and officers to own a specific minimum number of shares of the Company’s common stock, the Company believes that each director and corporate officer should have a substantial personal investment in the Company.

Directors and officers may not engage in short sales or put or call transactions with respect to Company shares. Non-employee directors receive cash compensation of $24,000 per year for their service on our Board. There is no incremental compensation provided for committee chair or lead director roles. Company employees who are also directors receive no additional cash compensation for serving on the Board. Commencing in August 2015, all directors (non-employee and employee) began receiving equity awards in addition to cash compensation received for their service.

These arrangements compensate them for their Board responsibilities while aligning their interests with the long-term interests of our stockholders. The Compensation Committee makes recommendations to the Board concerning director compensation under the Company’s equity compensation plans and determines other director compensation arrangements, as appropriate.

Under the Company’s Policy on Insider Information and Insider Trading, which applies to the Company’s directors, it is improper for directors to engage in short-term or speculative transactions in the Company’s securities. The following table sets forth information concerning director compensation during the fiscal year ended April 30, 2019, to each of our directors, current and former:

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Edward M. Karr	$-	$-	$-	$-	$-
Timothy M. Janke	$13,237	$49,500	$-	$-	$62,737
John N. Braca	$36,500	$49,500	$-	$-	$86,000
James Dale Davidson*	$18,000	$49,500	$-	$-	$67,500
Andrew Kaplan	$24,000	$49,500	$-	$-	$73,500
Ryan K. Zinke(3)	-	$45,000	$-	$-	$45,000

* Effective July 1, 2019, Mr. Davidson resigned as a director of U.S. Gold Corp.

(1)	Represents the aggregate grant date fair value for stock awards granted by us in fiscal year 2019 computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for fiscal year ended April 30, 2019 for details as to the assumptions used to determine the fair value of the stock awards.
(2)	Represents the aggregate grant date fair value for options granted by us in fiscal year 2019 computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for fiscal year ended April 30, 2019 for details as to the assumptions used to determine the fair value of the option awards.
(3)	Concurrent with the appointment of Mr. Zinke to our Board of Directors, we retained Mr. Zinke as a consultant, pursuant to such arrangement Mr. Zinke will provide certain consulting services under the terms of the consulting agreement. Effective April 12, 2019, we entered into an agreement with Ryan K. Zinke pursuant to which Mr. Zinke will provide certain consulting services to us, including investor relations and governmental relations services. We agreed to pay for Mr. Zinke’s services at a rate of $90,000 per year, with $45,000 per year or $3,750 per month payable in cash and $45,000 payable in our common stock. We may terminate the agreement at any time. Mr. Zinke also will be reimbursed for reasonable expenses provided that no such expenses will result in aggregate payments from us to Mr. Zinke in excess of $120,000 during any 12-month period.

Corporate Governance Matters

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our stockholders by providing for effective oversight and management of our company. Our governance policies, including our Corporate Governance Principles, Code of Ethics, and Committee Charters can be found on our website at www.usgoldcorp.gold by following the link to “Investors” and then to “Governance” and then to “Governance Documents.”

The Nominating and Corporate Governance Committee regularly reviews our Corporate Governance Principles, Code of Ethics, and Committee Charters to ensure that they take into account our developments, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Conduct

Our Code of Ethics, which was amended and restated as of November 2018, applies to our employees, directors, officers, contractors, consultants, and persons performing similar functions (“Covered Persons”). This includes our CEO and Chairman, our CFO, and our controller/treasurer. We require that they avoid conflicts of interest, comply with applicable laws, protect our assets, and conduct business in an ethical and responsible manner and in accordance with the Code. The Code prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions. Our Code was initially amended and restated in 2014 (and subsequently amended and restated in 2015, 2017, and 2018) to better reflect our expanding global operations and diverse employee base, enhance its clarity and general readability, and to make other stylistic changes to more closely align the Code with our overall brand. The Code is incorporated herein by reference to the Current Report on Form 8-K filed on November 2, 2018 as Exhibit 14.1 thereto. In addition, the Code is publicly available and can be found on our website at www.usgoldcorp.gold by following the link to “Investors” and then to “Governance” and may be reviewed by accessing our public filings at the SEC’s website at www.sec.gov.

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If we make substantive amendments to the Code, or grant any waiver, including any implicit waiver, from a provision of the Code to our CEO and Chairman, CFO, controller/treasurer, and any of our other officers, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

U.S. Gold Corp.

c/o Corporate Secretary

1910 E. Idaho Street, Suite 102-Box 604,

Elko, Nevada 89801

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and stockholders who own more than 10% of our stock to file forms with the SEC to report their ownership of our stock and any changes in ownership. We assist our directors and executive officers by identifying reportable transactions of which it is aware and preparing and filing their forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to us. We have reviewed all forms provided to us. Based on that review and on written information given to use by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year except for four late filings related to six transactions involving David Mathewson, our former Vice-President and Head of Exploration.

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Principal Occupation	Officer/ Director Since
Edward M. Karr	49	Chief Executive Officer, President and Director	2015
David Rector	72	Chief Operating Officer	2016
Ted Sharp	63	Chief Financial Officer	2018

The biography for Edward Karr is contained in the information disclosures relating to the Company’s nominees for director.

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David Rector is our Chief Operating Officer and Corporate Secretary and has been with us since April 2016. Since 1985, Mr. Rector has been the Principal of The David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries. In addition, he was the Chief Executive Officer of Sevion Therapeutics, Inc. from January 2015 to December 2017, and a director since February 2002. Mr. Rector served as a director and member of the compensation and audit committee of the Dallas Gold and Silver Exchange Companies Inc. (formerly Superior Galleries, Inc.) from May 2004 to September 2015. From November 2012 through January 2014, Mr. Rector has served as the CEO and President of Valor Gold. From February 2012 through January 2013, Mr. Rector has served as the VP Finance & Administration of Pershing Gold Corp. From May 2011 through February 2012, Mr. Rector served as the President of Sagebrush Gold, Ltd. From October 2007 through February 2013, Mr. Rector has served as President and CEO of Standard Drilling, Inc. From May 2004 through December 2006, Mr. Rector had served in senior management positions with Nanoscience Technologies, Inc., a development stage company engaged in the development of DNA Nanotechnology. From 1983 until 1985, Mr. Rector served as President and General Manager of Sunset Designs, Inc., a domestic and international manufacturer and marketer of consumer product craft kits, and a wholly-owned subsidiary of Reckitt & Coleman N.A. From 1980 until 1983, Mr. Rector served as the Director of Marketing of Sunset Designs. From 1971 until 1980, Mr. Rector served in progressive roles in the financial and product marketing departments of Crown Zellerbach Corporation, a multi-billion-dollar pulp and paper industry corporation. Mr. Rector received a Bachelor of Science degree in Business/Finance from Murray State University in 1969.

Ted Sharp has been our Chief Financial Officer, Principal Financial and Accounting Officer since December 2018. Mr. Sharp is a Certified Public Accountant and has Bachelor of Business Administration Degree in Accounting from Boise State University. Since 2003, he has been President of Sharp Executive Associates, Inc., a privately-held accounting firm providing Chief Financial Officer services to clients. Concurrent with his position with us, Mr. Sharp serves part-time as Chief Financial Officer of Goldrich Mining Company, from February 2006 through the present; from September 2018 through the present, serves part-time as Chief Financial Officer of Timberline Resources Corporation; from July 2012 through the present, as principal and serves part-time as Chief Executive and Financial Officer of US Calcium LLC, a privately-held natural resource company. From May 2011 through January 2012, Mr. Sharp served part-time as Chief Financial Officer of Gryphon Gold Corporation, a natural resource company trading on the FINRA OTCBB, and from September 2008 through November 2010, Mr. Sharp served part-time as Chief Executive Officer, President and Chief Financial Officer of Texada Ventures, Inc, a natural resource exploration company formerly trading on the FINRA OTCBB. From November of 2006 to June 2009, Mr. Sharp served part-time as Chief Financial Officer of Commodore Applied Technologies, Inc., an environmental solutions company formerly trading on the FINRA OTCBB. Prior to 2003, he worked for 14 years in positions of Chief Financial Officer, Managing Director of European Operations and Corporate Controller for Key Technology, Inc., a publicly-traded manufacturer of capital goods. Mr. Sharp has more than 30 years of experience in treasury management, internal financial controls, SEC reporting and Corporate Governance.

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EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The purpose of this Executive Compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by: (i) the individuals who served as our principal executive officer (“PEO”) during the fiscal year ended April 30, 2019; (ii) our two most highly compensated executive officers, other than the individuals who served as our PEO, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of April 30, 2019, with compensation during such fiscal year of $100,000 or more; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on April 30, 2019. We refer to these individuals as our “named executive officers.” For the fiscal year ended April 30, 2019, other than our PEO, we only had one executive officer, Mr. Rector, who received compensation of $100,000 or more.

Name and principal position (1)	Year	Salary ($)(1)	Bonus ($)(1)(2)	Stock Awards ($)(3)		Option awards ($)(4)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Edward M. Karr Chief Executive	2019	$250,000	$250,000	$396,000	(5)	$-	$-	$-	$-	$896,000
Officer (PEO)	2018	250,000	250,000	$3,585	(6)	$56,330	-	-	-	559,915

David Rector Chief Operating	2019	$180,000	$180,000	$198,000	(7)	$-	$-	$-	$-	$558,000
Officer (COO)	2018	180,000	180,000	-		28,165	-	-	-	388,165

(1)	All executives have employment agreements with U.S. Gold Corp. A summary follows:

Chief Executive Officer, Mr. Edward Karr. On November 1, 2018, we entered into an updated employment agreement with Mr. Karr. The initial term of the Agreement is for two years ending on April 30, 2020, with automatic renewals for successive one-year terms unless terminated by written notice at least 90 days prior to the expiration of the term. Mr. Karr is to receive a base salary of $250,000 per year. The agreement calls for a bonus in an amount up to the amount of the base salary, to be awarded in the discretion of the Board of Directors and to be paid in cash, stock, or a combination thereof at Mr. Karr’s discretion. For fiscal years 2019 and 2018, the Board awarded Mr. Karr a $250,000 bonus, which was paid in 255,128 and 132,979 shares of restricted stock, respectively, all of which have vested.

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Chief Operating Officer and Secretary, David Rector. Our Chief Operating Officer, and former Chief Financial Officer, Mr. David Rector (“COO”), is employed under an updated executive employment agreement dated November 1, 2018. The initial term of the agreement is for one year, with automatic renewals for successive one-year terms unless terminated by written notice at least 30 days prior to the expiration of the term. Mr. Rector is to receive a base salary of $15,000 per month. The agreement calls for a bonus in an amount up to the amount of the base salary, to be awarded in the discretion of the Board of Directors and to be paid in cash, stock, or a combination thereof at Mr. Rector’s discretion. For fiscal years 2019 and 2018, the Board awarded Mr. Rector a $180,000 bonus, which was paid in 183,692 and 95,745 shares of restricted stock, respectively, all of which have vested.

(2)

The annual bonus for the executives is determined by the Board of Director’s Compensation Committee and subject to annual review and renegotiation. The current bonus targets for each executive as a percentage of base salary are as follows:

President and Chief Executive Officer (CEO): 100%

Chief Operating Officer (COO): 100%

(3)

Represents the aggregate grant date fair value for stock awards granted by us in fiscal years 2019 and 2018 computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for details as to the assumptions used to determine the fair value of the stock awards.

(4)

Represents the aggregate grant date fair value for options granted by us in fiscal years 2019 and 2018 computed in accordance with FASB ASC Topic 718. See Note 9 to our consolidated financial statements reported in our Annual Report on Form 10-K for fiscal year ended April 30, 2019 for details as to the assumptions used to determine the fair value of the option awards.

(5)	Represents 400,000 shares of restricted stock granted to Mr. Karr on September 13, 2018, 50% of which vested on the date of issuance and 50% of which will vest on September 13, 2019.

(6)	Represents 1,500 shares of restricted stock granted to Mr. Karr on August 23, 2017 for his services as director, all of which have vested.

(7)	Represents 200,000 shares of restricted stock granted to Mr. Rector on September 13, 2018, 50% of which vested on the date of issuance and 50% of which will vest on September 13, 2019.

EQUITY COMPENSATION PLAN INFORMATION

Grant of Plan-Based Awards in 2019 Fiscal Year

The Company reserved 3,822,274 shares of its common stock for issuance pursuant to the 2017 Equity Incentive Plan. Equity incentive awards play a significant role in the compensation provided to executive officers and employees in the current market. We intend on relying on equity compensation in order to attract and retain key employees, align the interests of our executive officers with those of our stockholders and to provide executive officers and other employees with the opportunity to accumulate retirement income. The 2017 Equity Incentive Plan is designed to provide flexibility to meet our need to remain competitive in the marketplace in order to attract and retain executive talent and other key employees. There were no options granted during fiscal year ended April 30, 2019.

Equity Compensation Plan Information (as of April 30, 2019)

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity compensation plans approved by security holders	1,225,000	$1.47	2,597,274
Equity compensation plans not approved by security holders		-	-
Total	1,225,000		2,597,274

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Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended April 30, 2019, to each of our named executive officers and directors during the 2019 fiscal year.

	Number of	Number of Securities	Option Awards		Stock Awards
Name	Securities Underlying Unexercised Options Exercisable (#)	Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Andrew Kaplan	50,000	-	1.47	12/21/2022	37,000	39,990
Edward Karr	250,000	250,000	1.47	12/21/2022	200,000	198,000
David Rector	125,000	125,000	1.47	12/21/2022	100,000	99,000
Timothy M. Janke	50,000	-	1.47	12/21/2022	25,000	24,750
James Dale Davidson(1)	50,000	-	1.47	12/21/2022	25,000	24,750
John N. Braca	50,000	-	1.47	12/21/2022	25,000	24,750
Ryan Zinke	-	-	-	-	-	-

(1) Effective July 1, 2019, Mr. Davidson resigned as a director of U.S. Gold Corp.

Employment and Separation Agreements

The Company has current and active employment and/or separation agreements with executive officers as noted below.

On November 1, 2018, we entered into an employment agreement with our Chief Executive Officer, Edward Karr. The initial term of the Agreement is for two years ending on April 30, 2020, with automatic renewals for successive one-year terms unless terminated by written notice at least 90 days prior to the expiration of the term. Mr. Karr receives a base salary of $250,000 per year. The agreement provides for a bonus in an amount up to the amount of the base salary, to be awarded in the discretion of the Board of Directors and to be paid in cash, stock, or a combination thereof at Mr. Karr’s discretion. The agreement contains a change of control provision of one year’s salary plus bonus.

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On November 1, 2018, we entered into an employment agreement with our Chief Operating Officer, and former Chief Financial Officer, David Rector (“COO”). The initial term of the agreement is for one year, with automatic renewals for successive one-year terms unless terminated by written notice at least 30 days prior to the expiration of the term. Mr. Rector receives a base salary of $15,000 per month. The agreement provides for a bonus in an amount up to the amount of the base salary, to be awarded in the discretion of the Board of Directors and to be paid in cash, stock, or a combination thereof at Mr. Rector’s discretion. The agreement contains a change of control provision of one year’s salary plus bonus.

Compensation and Risk

The Compensation Committee believes that the Company’s compensation programs appropriately reward prudent business judgment and risk-taking over the long term. The Compensation Committee provides oversight with respect to any risks that may be created by these compensation programs. Management has evaluated the risks that are created by the Company’s compensation programs for all employees, including non-executive officers, and the Compensation Committee has reviewed this evaluation. Based on our review, we have concluded that these compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules. The Audit Committee has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Audit Committee, the Company expects that the Audit Committee would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Audit Committee would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Described below are any transactions during the fiscal years ended April 30, 2019 and 2018 and any currently proposed transactions to which the Company was a party in which:

●	The amounts involved, exceeded, or will exceed the lower of either $120,000 or 1% of the average of our total assets at the year-end for the last two completed fiscal years; and

●	A director, executive officer, holder of more than 5% of our outstanding capital stock, or any member of such person’s immediate family had or will have a direct or indirect material interest.

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Apart from any transactions disclosed herein, no such transaction was entered into with any director or executive officer during the last two fiscal years. Such transactions were entered into and will be entered into only if found to be in our best interest and approved in accordance with our Code of Ethics, which are available on our website

For the fiscal year ended April 30, 2019, we entered into the following transactions.

●	Accounts payable to related party as of April 30, 2019 and 2018 was $42,539 and $2,431, respectively, and was reflected as accounts payable—related party in the accompanying consolidated balance sheets contained elsewhere in this document. The related parties are the former Vice President-Head of Exploration who was owed $12,500 payable in shares of common stock and the Chief Financial Officer who was owed a total of $30,039 (includes $14,403 payable in shares of common stock) at April 30, 2019. The related party during the year ended April 30, 2018 was the managing partner of Copper King LLC who was a principal stockholder of Gold King.

●	One director provided consulting services to us and was paid total consulting fees in the amount of $1,800 during the years ended April 30, 2019 and 2018, respectively.

●	On April 16, 2019, we entered into a one-year consulting agreement with Ryan Zinke, a director, to provide services related to investor and strategic introductions to potential industry partners and assistance with governmental relations. In consideration for the services, the consultant shall be paid $3,750 per month in cash and shares of our common stock with a value of $45,000. In April 2019, we issued 45,923 shares of our common stock in connection with this consulting agreement.

For the fiscal year ended April 30, 2018, we entered into the following transactions.

●	Accounts payable to a related party as of April 30, 2018 was $2,431 and was reflected as accounts payable. The related party is the managing partner of Copper King LLC who was a principal stockholder of Gold King.

●	In August 2017, the Company closed on a transaction under a purchase and sale agreement executed in June 2017 with Nevada Gold and U.S. Gold Acquisition Corporation pursuant to which Nevada Gold sold and U.S. Gold Acquisition Corporation purchased all right, title and interest in the Gold Bar North Property, a gold development project located in Eureka County, Nevada. The purchase price for the Gold Bar North Property was: (a) cash payment in the amount of $20,479 which was paid in August 2017 and (b) 15,000 shares of common stock of the Company which were issued in August 2017. Mr. David Mathewson, the Company’s Chief Geologist, is a member of Nevada Gold. Gold Bar North consists of 49 unpatented lode mining claims situated in Eureka County, Nevada.

●	Mr. Janke provided consulting services to the Company during the year ended April 30, 2018. He was paid compensation in the amount of $1,800 for such consulting services.

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PROPOSAL 2—AUDITOR RATIFICATION PROPOSAL

The Audit Committee has appointed KBL, LLP (“KBL”), independent public accountant, to audit our financial statements for the fiscal year ending April 30, 2020. A representative of KBL is not expected to be present in person but will attend telephonically at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The Audit Committee retained KBL as the Company’s independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending April 30, 2019.

On August 3, 2018, we dismissed Marcum LLP (“Marcum”) as our independent registered public accounting firm. The report of Marcum on our financial statements for the fiscal years ended April 30, 2018 and April 30, 2017 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During our prior two fiscal years and during the subsequent interim period through August 3, 2018, there were no disagreements as defined in Item 304 of Regulation S-K with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

On August 3, 2018, we engaged KBL, an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years, and the subsequent interim period through August 3, 2018, neither we nor anyone on our behalf consulted KBL regarding either: (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Marcum’s dismissal and KBL’s appointment was disclosed on Form 8-K filed by us on August 7, 2018.

The following table sets forth the aggregate fees billed to the Company for the last two fiscal years by the Company’s independent accounting firms KBL and Marcum:

	2019	2018
Audit Fees (1)	$103,694	$128,289
Audit-related fees (2)	12,013	29,870
Tax fees	-	-
All Other Fees	-	-
Total fees	$115,707	$158,159

(1) Audit Fees: Audit fees paid to KBL and Marcum and for professional services associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, statutory and subsidiary audits required in certain locations, consultations concerning financial accounting and reporting standards, and regulatory filings.

(2) Audit-related fees: in 2018 $29,870 was paid to Marcum and in 2019 $3,000 was paid to KBL and $9,013 to Marcum related to comfort letters.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee is required to pre-approve the engagement of KBL to perform audit and other services for the Company. Our procedures for the pre-approval by the Audit Committee of all services provided by KBL comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services, and other services. The audit engagement is specifically approved and the auditors are retained by the Audit Committee. The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by KBL. The Audit Committee pre-approved all audit, audit-related, tax and other services which were provided by Marcum for the two most recently completed fiscal years.

We understand the need for KBL to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of KBL, the Audit Committee has restricted the non-audit services that KBL may provide to us primarily to tax services.

No Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of KBL as our independent public accountant, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will not be counted as either a vote cast for or against this proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of KBL LLP as the Company’s independent public accountant for the fiscal year ending April 30, 2020, the Audit Committee of the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

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PROPOSAL 3—SAY-ON-PAY PROPOSAL

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholders’ vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2019 Proxy Statement, as such compensation is disclosed in the Company’s 2019 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any board committee or the Company relating to the compensation of the Named Executive Officers; or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any board committee or the Company. It is anticipated that the next advisory vote to approve executive compensation will be presented at our annual meeting of stockholders held in 2022 and that the next advisory vote to determine the frequency of future advisory votes on executive compensation will be presented at our annual meeting of stockholders in 2025.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve, on a non-binding basis the compensation of our executive officers. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE SAY-ON-PAY PROPOSAL.

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PROPOSAL 4—SAY-ON-PAY FREQUENCY PROPOSAL

Background

Pursuant to Section 14A of the Exchange Act of 1934, we are asking our stockholders to provide their input with regard to the frequency of future non-binding stockholder votes on our executive compensation programs, such as the Say-on-Pay Proposal contained in this Proxy Statement. In particular, we are asking whether the non-binding vote on executive compensation should occur every year, every two years, or every three years.

Summary

The optimal frequency of the advisory vote on executive compensation depends on a balancing of the benefits and burdens of more or less frequent votes. Some observers (not of our company in particular, but of the general requirement under the Dodd-Frank Act to obtain an advisory say-on-pay vote) have expressed a belief that less frequent votes are appropriate as they enable stockholders to focus on a company’s overall compensation program design, as opposed to short-term decisions, and provide sufficient time to evaluate how a company’s compensation programs drive long-term performance and the creation of long-term stockholder value. Many also believe that a less frequent voting cycle will give companies sufficient time to respond thoughtfully to stockholder views and to implement any necessary changes to executive compensation programs and allow stockholders to evaluate the results of these changes before the next stockholder advisory vote.

On the other hand, other observers believe more frequent stockholder votes are better since they provide stockholders with the opportunity to react promptly to emerging trends in compensation and to provide rapid feedback to companies with respect to their views on the effectiveness and appropriateness of their executive compensation programs. According to this view, more frequent feedback would provide our Board of Directors with the opportunity to evaluate individual compensation decisions each year in light of the stockholder feedback and to better incorporate current stockholder views into companies’ compensation programs.

At this time, our Board of Directors believe that the most appropriate outcome is to have a stockholder advisory vote on compensation every three years, to best enable stockholders to evaluate the effect of our compensation on company performance and stockholder value. It is anticipated that the next advisory vote to determine the frequency of future advisory votes on executive compensation will be presented at our annual meeting of stockholders held in 2022 and that the next advisory vote to determine the frequency of future advisory votes on executive compensation will be presented at our annual meeting of stockholders in 2025.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote on this proposal.

Required Vote

The affirmative vote of a majority of the votes cast for this proposal is required to approve, on a non-binding basis, the frequency of a non-binding vote on the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal.

The advisory vote to approve the “say-on-pay” frequency vote is advisory, and therefore not binding on the Company or the Board of Directors. The Board may decide that it is in the best interests of our stockholders and the Company to hold future advisory resolutions to approve named executive officer compensation more or less frequently than the option approved by our stockholders. However, the Board of Directors will consider the outcome of the vote in determining the frequency with which it will hold the non-binding vote on executive compensation.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE CHOICE OF “THREE YEARS” ON THE SAY-ON-PAY FREQUENCY PROPOSAL.

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PROPOSAL 5—PLAN PROPOSAL

Background and Purpose

On ●, 2019, the Board of Directors adopted the U.S. Gold Corp. 2020 Stock Incentive Plan (the “2020 Stock Plan”). The purpose of the 2020 Stock Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of assuring the future success of the Company, to provide such persons with opportunities for stock ownership in the Company and to offer such persons incentives to put forth maximum effort for the success of the Company’s business. As of August 6, 2019, approximately 15 employees, officers, consultants, independent contractors and non-employee directors as a class would be eligible to participate in the 2020 Stock Plan. The 2020 Stock Plan, if approved by the stockholders, will replace the U.S. Gold Corp. Stock Plan adopted in 2017 (the “Prior Stock Plan”). The following discussion and summary of the material terms of the 2020 Stock Plan is qualified in its entirety by reference to the full text of the 2020 Stock Plan which is set forth in Appendix A to this proxy statement.

The following discussion and summary of the material terms of the 2020 Stock Plan is qualified in its entirety by reference to the full text of the 2020 Stock Plan which is set forth in Appendix A to this proxy statement.

Key Features of the 2020 Stock Plan

The following features of the 2020 Stock Plan reflect the equity incentive plan “best practices” intended to protect the interests of our stockholders:

●	Limitation on Shares Available for Award. Under the 2020 Stock Plan, the aggregate number of shares of the Company’s common stock that may be issued is 3,307,109 shares, plus in certain circumstances, shares subject to an outstanding award under the Prior Stock Plan that are forfeited under the Prior Stock Plan. Shares remaining under the Prior Stock Plan on the date of its termination (estimated to be 2,597,274 shares) will not be added to the shares available under the 2020 Stock Plan. On the record date, the closing price of our common stock on NASDAQ was $● per share.

●	Limit on Shares Issued. The aggregate number of shares of the Company’s common stock that may be issued to an employee or officer in a calendar year under the 2020 Stock Plan is 500,000 shares and in the case of a consultant, independent contractor or advisor is 250,000 shares. No non-employee director may be granted awards denominated in shares the value of which in the aggregate exceeds $100,000 in any calendar year.

●	No Evergreen Provision. The 2020 Stock Plan does not contain an “evergreen” provision that will automatically increase the number of shares authorized for issuance under the 2020 Stock Plan.

●	No Liberal Share “Recycling.” The 2020 Stock Plan provides that any shares: (i) surrender to pay the exercise price of an option; (ii) withheld by the Company or tendered to satisfy tax withholding obligations with respect to any award; (iii) covered by a stock settled stock appreciation right not issued in connection with settlement upon exercise; or (iv) repurchased by the Company using option proceeds will not be added back (“recycled”) to the 2020 Stock Plan.

●	No Discounted Stock Options or Stock Appreciation Rights. Stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date of grant.

●	No Repricing of Stock Options or Stock Appreciation Rights. The 2020 Stock Plan prohibits the repricing of stock options and stock appreciation rights (including a prohibition on the repurchase of “underwater” stock options or stock appreciation rights for cash or other securities).

●	No Liberal Change in Control Definition. The 2020 Stock Plan prohibits any award agreements from having a change in control provision that has the effect of accelerating the exercisability of any award or lapse of restrictions relating to any award upon only the announcement or stockholder approval (rather than the consummation of) a change in control transaction.

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●	No Dividend Equivalents Paid on Unvested Awards. The 2020 Stock Plan prohibits the payment of dividend equivalents on awards until those awards are earned and vested. In addition, the 2020 Stock Plan prohibits the granting of dividend equivalents with respect to stock options, stock appreciation rights, or an award the value of which is based solely on an increase in the value of the Company’s shares after the grant of awards.

●	Awards Subject to Forfeiture. Awards under the 2020 Stock Plan will be subject to any forfeiture and penalty conditions determined by the Compensation Committee.

●	Minimum Vesting Period. A maximum of 5% of the aggregate number of shares available for issuance under the 2020 Stock Plan may be issued without a vesting period of at least one year following the date of grant.

●	Independence Committee Administration. The 2020 Stock Plan will be administered by a committee of the Board of Directors comprised entirely of independent directors.

The Compensation Committee expects that the number of shares available, if approved by the stockholders, will satisfy equity compensation needs to approximately three to five years based on historical grants.

Determination of Number of Shares for the 2020 Stock Plan

In setting the number of shares authorized under the 2020 Stock Plan for which stockholder approval is being sought, the Compensation Committee and the Board of Directors considered, among other factors, the historical amounts of equity awards granted by the Company and the potential future grants over the next several years. The Company has not authorized specific grants of awards to be made under the 2020 Stock Plan.

The 2020 Stock Plan does not set the number of shares subject to equity awards that will be granted in future years. In setting each year’s award amounts for executive officers, the Compensation Committee considers a variety of factors such as: the relative market position of the awards, the proportion of each executive’s total compensation to be delivered as a long-term incentive award, internal pay equity, executive performance, retention concerns, and the Company’s performance. Similar considerations are taken into account in granting awards to participants who are not executive officers.

To reduce the dilutive impact of our equity award grants on our stockholders’ interests, equity awards are generally limited to individuals whose personal performance makes them highly valuable to us and essential new hires.

New Plan Benefits

No awards have yet been granted under the 2020 Stock Plan, as it will only take effect upon stockholder approval at the 2020 annual meeting of stockholders. The number and types of awards that will be granted under the 2020 Stock Plan in the future are not determinable, as the Compensation Committee will make these determinations in its sole discretion.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast for this proposal is required to approve the Plan Proposal. Abstentions will have the effect of a vote “against” the Plan Proposal. Broker non-votes will not be counted as either votes cast for or against this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PLAN PROPOSAL.

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Description of the 2020 Stock Incentive Plan

Administration. The Compensation Committee will administer the 2020 Stock Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the 2020 Stock Plan. Subject to the provisions of the 2020 Stock Plan, the Compensation Committee may amend the terms of, or accelerate the exercisability of, an outstanding award. The Compensation Committee will have authority to interpret the 2020 Stock Plan and establish rules and regulations for the administration of the 2020 Stock Plan.

The Compensation Committee may delegate its powers under the 2020 Stock Plan to the Chief Executive Officer and/or one or more executive officers, subject to the requirements of Delaware General Corporation Law. Furthermore, such delegated officers will not be permitted to grant awards to any members of the Board or executive officers who are subject to Section 16 of the Exchange Act.

Eligibility. Any employee, officer, consultant, independent contractor or non-employee director providing services to the Company or an affiliate, or any person to whom an offer of employment or engagement has been made, and who is selected by the Compensation Committee to participate, is eligible to receive an award under the 2020 Stock Plan. The number of persons eligible to participate as of August 6, 2019, had the 2020 Stock Plan been in effect, is estimated to be approximately 15 employees, officers, consultants, independent contractors, and non-employee directors as a class; however, historically the Company’s Compensation Committee has not granted awards to more than approximately 6 participants in any single fiscal year.

Shares Available for Awards. The aggregate number of shares that may be issued under all stock-based awards made under the 2020 Stock Plan will be: (i) the sum of ● shares; and (ii) any shares subject to any outstanding award under the Prior Stock Plan that after the effective date of the 2020 Plan are not purchased, are forfeited or are reacquired by the Company or otherwise not delivered to the participant due to termination or cancellation of such award. In general, if an award entitles the holder thereof to receive or purchase shares, the number of shares covered by such award will be counted on the date of grant against the aggregate number of shares available under the 2020 Stock Plan. If, after the effective date of the 2020 Stock Plan, awards under the Prior Stock Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2020 Stock Plan in accordance with the share counting provisions in the 2020 Stock Plan. However, under the share counting provisions of the 2020 Stock Plan, the following shares will not again be available for issuance: (i) shares unissued due to a “net exercise” of a stock option; (ii) any shares withheld or shares tendered to satisfy tax withholding obligations under any award; (iii) shares covered by a stock appreciation right that is not settled in shares upon exercise; and (iv) shares repurchased using stock option exercise proceeds.

Certain awards under the 2020 Stock Plan are subject to limitations. No employee or officer may be granted awards under the 2020 Stock Plan for more than 500,000 shares of our common stock in any calendar year. No consultant, independent contractor or advisor may be granted awards under the 2020 Stock Plan for more than 250,000 shares of our common stock in any calendar year.

The Compensation Committee will adjust the number of shares and share limit described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2020 Stock Plan. Any adjustment determination made by the Compensation Committee shall be final, binding and conclusive.

Type of Awards and Terms and Conditions. The 2020 Stock Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions, and provisions as the Compensation Committee may determine to be necessary or desirable:

●	stock options, including both incentive stock options (ISOs”) and non-qualified stock options (together with ISOs, “options”);
●	stock appreciation rights (SARs”);
●	restricted stock;
●	restricted stock units;
●	other stock-based awards.

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1.	Options and SARs. The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR.

Exercise Price. The exercise price per share of an option will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such option is granted in substitution for an option previously granted by a merged or acquired entity. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such SAR is granted in substitution for a SAR previously granted by a merged or acquired entity. Without the approval of stockholders we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as defined in the 2020 Stock Plan.

Vesting. The Compensation Committee has the discretion to determine when and under what circumstances an option or SAR will vest. A maximum of five percent of the aggregate number of shares available for issuance under the 2020 Stock Plan may be issued with the terms providing for a right of exercise or a lapse on any vesting condition earlier than a date that is at least one year following the date of grant.

Exercise. The Compensation Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Compensation Committee is not authorized under the 2020 Stock Plan to accept a promissory note as consideration.

Expiration. Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except in the case of an ISO held by a 10% stockholder, the option may not be exercised more than five years from the date of grant.

Special Limitation on ISOs. In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that either: (i) the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000; or (ii) such ISOs otherwise remain exercisable but are not exercised within three months after termination of employment (or such other period of time provided in Section 422 of the Internal Revenue Code).

2.	Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee, to receive shares of our common stock at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as are determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to completion of a minimum period of service, achievement of one or more performance goals or both as deemed appropriate by the Compensation Committee. A maximum of five percent of the aggregate number of shares available for issuance under the 2020 Stock Plan may be issued with the terms providing for a right of exercise or a lapse on any vesting condition earlier than a date that is at least one year following the date of grant.

3.	Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by the Company to stockholders with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee, but the Compensation Committee may not: (i) grant dividend equivalents in connection with options or SARs; or (ii) pay a dividend equivalent with respect to a share underlying an award prior to the date on which all conditions or restrictions on such shares have been satisfied or lapsed.

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4.	Other Stock-Based Awards. The Compensation Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, subject to terms and conditions determined by the Compensation Committee and the limitation in the 2020 Stock Plan. No such stock-based awards will contain a purchase right or an option-like exercise feature.

Termination and Amendment. The Board of Directors may from time to time amend, suspend or terminate the 2020 Stock Plan. No amendment or modification of the 2020 Stock Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award. Amendments of the 2020 Stock Plan must be approved by the stockholders if required under the listing requirements of NASDAQ or any other securities exchange applicable to the Company or if the amendment would: (i) increase the number of shares authorized under the 2020 Stock Plan; (ii) permit a repricing of options or SARs; (iii) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant; (iv) increase the maximum term of options or SARs; or (v) increase the annual per-person share limits under the 2020 Stock Plan.

Effect of Corporate Transaction. Awards under the 2020 Stock Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, spin-off, combination, split-up, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares, or any other similar corporate transaction or event involving the Company. In the event of such a corporate transaction, the Compensation Committee or the Board of Directors may provide for any of the following to be effective upon the occurrence of the event (or effective immediately prior to the consummation of such event, provided the event is consummated):

●	termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Compensation Committee or Board of Directors determines that no amount is realizable under the award as of the time of the transaction;

●	replacement of any award with other rights or property selected by the Compensation Committee or the Board of Directors, in its sole discretion;

●	the assumption of any award by the successor or survivor entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity with appropriate adjustments as to the number and kind of shares and prices; or

●	require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Limited Transferability of Awards. Except as otherwise provided by the Compensation Committee, no award or other right or interest of a participant under the 2020 Stock Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable against the Company or any affiliates. If a transfer is allowed by the Compensation Committee to family members (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Compensation Committee may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.

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Federal Income Tax Consequences

Grant of Options and SARs. The grant of stock options or SARs is not expected to result in any taxable income to the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of the Company’s common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO if the disposition occurs before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.

Awards other than Options and SARs. If an award is payable in shares of our common stock that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of: (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. As to other awards granted under the 2020 Stock Plan that are payable either in cash or shares of our common stock not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to: (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date such shares are received) over (ii) the amount (if any) paid for the shares by the holder of the award. We generally will be entitled at that time to an income tax deduction for the same amount, subject to the rules of Section 162(m).

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2020 Stock Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers. The Tax Cuts and Jobs Act (the “Act”), which was signed into law at the end of 2017, made significant changes to the deduction limit under Section 162(m), which are effective for taxable years beginning on and after January 1, 2018. The Act eliminated the exception to the deduction limit for qualified performance-based compensation and broadens the application of the deduction limit to certain current and former executive officers who previously were exempt from such limit. However, the Act also includes a transition provision, which exempts from the above changes compensation under a written binding agreement that was in effect on November 2, 2017 and was not subsequently materially amended. Therefore, compensation paid to a covered executive in excess of $1 million will not be deductible for taxable years beginning on and after January 1, 2018 unless it qualifies for transition or other regulatory relief.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Internal Revenue Code. The Compensation Committee intends to administer and interpret the 2020 Stock Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2020 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISION OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

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PROPOSAL 6—REVERSE STOCK SPLIT PROPOSAL

The Board is seeking stockholder approval of an amendment to the Company’s Articles of Incorporation, as amended, to implement a reverse stock split of the Company’s issued and outstanding common stock, at a ratio of any whole number of not less than 1-for-2 and not greater than 1-for-10 at any time prior to September 18, 2020. While the approval of this proposal will give the Board the discretion to implement a reverse stock split of the Company’s issued and outstanding common stock, it currently does not have any plans to do so.

If this proposal is approved by our stockholders, the Board of Directors will have the authority, without further action on the part of the stockholders, to implement the reverse stock split at any ratio within the range set forth above by filing an amendment to the Articles of Incorporation, in the form attached hereto as Appendix B (the “Reverse Stock Split Amendment”), with the Nevada Secretary of State; provided that the text set forth in Appendix B is subject to such changes as may be required by the Nevada Secretary of State or as the Board deems reasonably necessary and advisable to implement the reverse stock split. If the amendment to the Articles of Incorporation has not been filed with the Nevada Secretary of State by the close of business on September 18, 2020, the Board will abandon the amendment and will not have the authority to implement the reverse stock split without again seeking and obtaining approval from our stockholders.

Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of our common stock outstanding immediately after the reverse stock split as such stockholder held immediately prior to the reverse stock split. The proposed reverse stock split will not affect the number of shares of common stock authorized in the Articles of Incorporation, which is 200,000,000, or the number of authorized shares of preferred stock, which is 50,000,000. Because the number of shares of authorized common stock will not be affected, the effect of the proposed reverse stock split will be an increase in the authorized, but unissued, shares of common stock.

Reasons for Reverse Stock Split

The primary reason for implementing a reverse stock split would be to increase the market price per share of our common stock. The Board of Directors believes that a higher price per share would better enable the Company to maintain the listing of its common stock on NASDAQ.

Our common stock is currently listed on NASDAQ. There are a number of continued listing requirements that we must satisfy in order to maintain our listing on NASDAQ, including a requirement that our common stock maintain a closing price per share of at least $1.00 (the “Minimum Bid Price Rule”). A reverse stock split may help us to maintain our listing on NASDAQ in the event the stock price declines and the Company no longer satisfies the NASDAQ minimum bid price continued listing requirement or permit us to satisfy the minimum bid price of the initial listing requirements of NASDAQ if the Company had to re-apply for listing should the Company pursue a strategic transaction that falls under NASDAQ Marketplace Rule 4330(f).

We also believe that the increased market price of our common stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total stock value than would be the case if the stock price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split is implemented.

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For the above reasons, we believe the reverse stock split is in the best interests of the Company and our stockholders. However, we cannot assure you that the reverse stock split, if implemented, will have the desired effect of proportionately raising our common stock price over the long term, or at all. The effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances is varied. Accordingly, we cannot assure you that the market price per share after the reverse stock split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of our common stock may vary based on other factors unrelated to the number of shares outstanding, including our future performance. We also cannot assure you that our common stock will not be delisted in the future due to a failure to meet other continued listing requirements even if the reverse stock split is implemented.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of not more than 1-for-10, as determined by the Board of Directors in its sole discretion. In determining the reverse stock split ratio, the Board will consider numerous factors, including:

●	the historical and projected performance of our common stock;
●	prevailing market conditions;
●	general economic and other related conditions prevailing in our industry and in the marketplace;
●	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock and our ability to continue the common stock’s listing on NASDAQ;
●	our capitalization (including the number of shares of common stock issued and outstanding);
●	the prevailing trading price for our common stock and the volume levels thereof; and
●	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board of Directors, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in the price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Effects of the Reverse Stock Split

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the implementation of the reverse stock split as that stockholder held immediately prior to the reverse stock split. As of August 6, 2019, we had ● shares of common stock issued and outstanding and ● shares of common stock that were authorized but unissued. At August 6, 2019, we had reserved ● shares for future issuance, consisting of (i) 1,702,359 shares of common stock potentially issuable upon exercise of outstanding warrants; (ii) ● shares of common stock issuable upon conversion of outstanding Series F Preferred Stock; and (iii) 1,456,458 shares of common stock potentially issuable upon exercise of outstanding stock options. All of these share numbers will be adjusted in accordance with the ratio of the reverse stock split. With respect to outstanding options and warrants, the respective exercise prices of the options and warrants would increase by a factor equal to the inverse of the reverse stock split ratio. For example, if a 1-for-5 ratio is selected by the Board of Directors, then the exercise price of our outstanding options and warrants and the conversion price for Series F Preferred Stock would increase by a factor of 5.

After the reverse stock split is implemented, each stockholder will own a reduced number of shares of our common stock based on the exchange ratio selected by the Board of Directors. For example, if the Board of Directors decides to implement a 1-for-2 reverse stock split, then for every 2 shares of our common stock that a stockholder owns they will be combined and converted into a single share of our common stock. We estimate that following the implementation of the reverse stock split we would have approximately the same number of stockholders. Except for any changes as a result of the treatment of fractional shares, the completion of the reverse stock split alone would not reduce any stockholder’s proportionate ownership interest in the Company. The implementation of the reverse stock split may, however, increase the number of stockholders of the Company who own “odd lots” of fewer than 100 shares of our common stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

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Because the number of shares of authorized common stock will not be affected, the proposed reverse stock split will result in an increase in the authorized, but unissued, shares of common stock. The reverse stock split will not affect the par value of our common stock, which shall remain at $0.001 per share.

The table below illustrates the number of shares of common stock authorized for issuance following the reverse stock split, the approximate number of shares of common stock that would remain outstanding following the reverse stock split, the approximate number of shares of common stock reserved for future issuance upon exercise of outstanding options and warrants following the reverse stock split, and the number of unreserved shares of common stock available for future issuance following the reverse stock split. The information in the following table is based on ● shares of common stock issued and outstanding as of August 6, 2019 and ● shares reserved for future issuance as of August 6, 2019.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-2	200,000,000	●	●	●
1-for-5	200,000,000	●	●	●
1-for-10	200,000,000	●	●	●

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the reverse stock split. Accordingly, the reverse stock split will have the effect of creating additional unissued and unreserved shares of our common stock. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed reverse stock split. However, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable Stock Market Rules), including, among other things: (i) raising capital necessary to fund our future operations; (ii) providing equity incentives to our employees, executive officers, directors and consultants; (iii) entering into collaborations and other strategic relationships; and (iv) expanding our business through the acquisition of other businesses or products.

Although the Board of Directors expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of the Company’s common stock, there is no assurance that such a result will occur. Similarly, there is no assurance that if the per share price of the Company’s common stock increases as a result of the reverse stock split, such increase in the per share price will be permanent, which will be dependent on several factors.

●	Should the per share price of our common stock decline after implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse stock split.

●	The anticipated resulting increase in per share price of the Company’s common stock due to the reverse stock split is expected to encourage interest in the Company’s common stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

●	The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline.

●	One of the purposes of the proposed reverse stock split is to maintain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market. However, there can be no assurance that the reverse stock split alone will guarantee the continued listing of our common stock on the Nasdaq Capital Market. If we are unable to maintain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market and our common stock is delisted from the Nasdaq Capital Market, our liquidity and stock price may be negatively affected.

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Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, stockholders who otherwise would be entitled to receive a fractional share of common stock as a consequence of the reverse stock split will, upon surrender to the exchange agent of the certificates representing such fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying: (i) the closing sale price of our common stock on the business day immediately preceding the effective date of the reverse stock split as reported on NASDAQ by (ii) the number of shares of our common stock held by the stockholder that would otherwise have been exchanged for the fractional share interest.

With respect to outstanding stock options and other equity awards outstanding under our long-term incentive plans, any fractional shares resulting from the reverse stock split will be rounded down to the nearest whole share and the per share exercise price resulting from any adjustment will be rounded up to the nearest whole cent to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended.

Exchange of Stock Certificates

The combination of, and reduction in, the number of shares of our outstanding common stock as a result of the reverse stock split will occur automatically on the date that the amendment to our Articles of Incorporation is filed with the Nevada Secretary of State (the “Effective Date”), without any action on the part of our stockholders and without regard to the date that stock certificates representing the outstanding shares of our common stock prior to the Effective Date are physically surrendered for new stock certificates.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for our common stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of our common stock such stockholder is entitled to receive as a result of the reverse stock split. Our transfer agent will act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing our common stock prior to the reverse stock split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our common stock that he or she holds as a result of the reverse stock split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed transmittal form to the exchange agent.

If your shares are held in an account at a brokerage firm or financial institution, which is commonly referred to as your shares being held in “street name,” then you are the beneficial owner of those shares and the brokerage firm or financial institution holding your account is considered to be the stockholder of record. We intend to treat stockholders holding common stock in street name in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

No service charges, brokerage commissions, or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that: (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable; (ii) the transfer complies with all applicable federal and state securities laws; and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ITS STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

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Accounting Consequences

The par value of our common stock will remain unchanged at $0.001 per share after the reverse stock split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionately at the effective time of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, net income and other per share amounts will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

Potential Anti-Takeover Effect

Although in certain circumstances the increased proportion of unissued authorized shares to issued shares could have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company and another company), the proposed reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, and it is not part of a plan by management to recommend a series of similar actions to the Board and stockholders. Other than seeking approval for the Board to amend the Articles of Incorporation to effect the reverse stock split, the Board currently does not contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to effect a change control of the Company.

No Appraisal Rights

Under the Nevada Statutes, our stockholders are not entitled to appraisal rights with respect to our proposed reverse stock split, and we will not independently provide our stockholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the reverse stock split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed reverse stock split will not cause the Company to go private.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e. shares held in book entry form and not represented by a physical certificate), whether as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and for beneficial owners by their brokers or banks that hold the shares in street name for their benefit, as the case may be) to give effect to the reverse stock split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the reverse split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if: (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to: (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies; (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes; or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The reverse split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the reverse split. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore, and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. No gain or loss will be recognized by us as a result of the reverse stock split.

Votes Required

Approval of the reverse split requires the receipt of the affirmative vote of a majority of our outstanding shares of common stock issued and outstanding and entitled to vote on the proposal as of the record date. Abstentions will effectively be a vote against this proposal. Broker non-votes are not applicable to the Reverse Stock Split Proposal because your broker has discretionary authority to vote your shares with respect to such proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

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Preliminary Copy

U. S. GOLD CORP.

VOTE BY INTERNET - proxyvote.equitystock.com

Use the Internet to vote by proxy up until 5:00 P.M. Eastern Time on September 17, 2019. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

CONTROL#

90.00 SHARES

U.S. Gold Corp

The undersigned hereby appoints Ed Karr the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, $0.001 par value per share, of U.S. Gold Corp., which the undersigned is entitled to vote at the annual meeting of stockholders of U.S. Gold Corp., to be held at 9:00 a.m. (MDT) on September 18, 2019 at the offices of Haynes and Boone, LLP, 1050 17th Street, Suite 1800, Denver, CO 80265 and any and all adjournments or postponements thereof (the "Meeting"), on the proposals set forth below and any other matters properly brought before the Meeting.

The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 5 and 6.
On Proposal 4, the Board of Directors recommends 3 years.

CONTROL#

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Directors
Nominees:

	For	Withhold
1a. Edward M. Karr	☐	☐
1b. John N. Braca	☐	☐
1c. Timothy M. Janke	☐	☐
1d. Andrew Kaplan	☐	☐
1e. Ryan K. Zinke	☐	☐
1f. Douglas Newby	☐	☐

	For	Against	Abstain
2. Ratify the retention of KBL, LLP to serve as the Company's independent registered public accounting firm for fiscal year April 30, 2020.	☐	☐	☐
3.To approve, by a non-binding advisory vote, the compensation of our named executive officers, as described in the proxy statement.	☐	☐	☐

	1 year	2 years	3 years	Abstain
4.To approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of our named executive officers, as described in the proxy statement.	☐	☐	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES

Appendix A

U.S. Gold Corp. 2020 Stock Incentive Plan

Section 1.	Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee Directors capable of assuring the future success of the Company, to provide such persons with opportunities for stock ownership in the Company and to offer such persons other incentives to put forth maximum efforts for the success of the Company’s business.

Section 2.	Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)       “Affiliate” shall mean: (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company; and (ii) any entity in which the Company has a significant equity interest.

(b)       “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c)       “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)       “Board” shall mean the Board of Directors of the Company.

(e)       “Change in Control” shall mean the consummation of one of the following events:

(A)       any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(B)       the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(C)       a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either: (A) are Directors as of the effective date of the Plan; or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(D)       the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(f)       “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

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(g)       “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

(h)       “Company” shall mean U.S. Gold Corp., a Nevada corporation, and any successor corporation.

(i)       “Director” shall mean a member of the Board.

(j)       “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.

(k)       “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor, or advisor providing services to the Company or any Affiliate, or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(l)       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)       “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares as reported on the NASDAQ Capital Market on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market is open for trading.

(n)       “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(o)       “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(p)       “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(q)       “Other Stock-Based Award” shall mean any right granted under Section 6(e) of the Plan.

(r)       “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s)       “Plan” shall mean this U.S. Gold Corp. 2019 Stock Incentive Plan, as amended from time to time.

(t)       “Prior Stock Plan” shall mean the U.S. Gold Corp. 2017 Equity Incentive Plan, as amended from time to time.

(u)       “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(v)       “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(w)       “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(x)       “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(y)       “Securities Act” shall mean the Securities Act of 1933, as amended.

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(z)       “Shares” shall mean shares of common stock, $0.001 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(aa)     “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(bb)    “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.	Administration

(a)           Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:

(i)       designate Participants;

(ii)      determine the type or types of Awards to be granted to each Participant under the Plan;

(iii)        determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award;

(iv)        determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award;

(v)        amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 6 and Section 7;

(vi)        accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations under Section 6 and Section 7;

(vii)        determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (but excluding promissory notes), or canceled, forfeited or suspended;

(viii)        determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A and Section 6;

(ix)        interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(x)        establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(xi)        make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xii)        adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions.

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Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)       Delegation. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of applicable law and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

(c)       Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or applicable corporate law.

Section 4.	Shares Available for Awards

(a)       Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal:

(i)       3,307,109, plus

(ii)       any Shares subject to any outstanding award under the Prior Stock Plan that, after ●, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award, subject to the share counting provisions of Section 4(b) below. (On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.)

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the number of any recycled Shares from the Prior Stock Plan that are added to the aggregate reserve under paragraph (ii) above, the number of Shares added shall be determined in accordance with the Share counting rules described in this Plan (and not the Prior Stock Plan under which the related Share award was issued).

(b)       Counting Shares. Except as set forth below in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)       Shares Added Back to Reserve. Subject to the limitations in Section 4(b)(ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

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(ii)       Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in Section 4(b)(i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)       Cash Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)       Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)       Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards; (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards; (iii) the purchase price or exercise price with respect to any Award; and (iv) the limitations contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be rounded down to the nearest whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)       Annual Limitations for Awards Granted to Employees, Officers and Consultants. No Eligible Person who is an employee or officer may be granted any Award or Awards for more than 500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year. No Eligible Person who is a consultant, independent contractor or advisor may be granted any Award or Awards for more than 250,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(e)       Annual Limitation for Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $100,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5.	Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

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Section 6.	Awards

(a)       Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)       Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one-hundred (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)       Option Term. The term of each Option shall be fixed by the Committee at the time of grant but shall not be longer than ten (10) years from the date of grant. Notwithstanding the foregoing, if an Eligible Person’s service with the Company and all Affiliates terminates for any reason during the term, then the Eligible Person’s Option shall expire on the earliest of the following dates: (A) the Option’s term expiry date fixed by the Committee in the Award Agreement at the date of grant; (B) the 180th day after the termination of the Eligible Person’s service for any reason (including death or disability), or (C) any earlier date as the Committee may determine and specify in the Award Agreement at the date of grant.

(iii)       Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)       Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)       Net Exercises. The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)       Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)       The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)       All Incentive Stock Options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)       Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

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(D)       The purchase price per Share for an Incentive Stock Option shall be not less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one-hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)       Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)       Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of: (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one-hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)       Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)       Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a minimum period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

(ii)       Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

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(d)       Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing: (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award; and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying an Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied or lapsed.

(e)       Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(e) shall contain a purchase right or an option-like exercise feature.

(f)       Additional Terms and Limitations.

(i)       Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)       Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)       Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

(iv)       Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, the Committee may permit the transfer of an Award, other than a fully vested and unrestricted Share, to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)       Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

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(vi)       Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vii)       Minimum Vesting. Except as provided in this paragraph below, no Award shall be granted with terms providing for any right of exercise or a lapse of any vesting obligations earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance-based objectives, exercise and vesting restrictions cannot lapse earlier than the one-year anniversary measured from the commencement of the period over which performance is evaluated). Notwithstanding the foregoing, a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan may be issued as Awards that do not comply with the applicable one-year minimum exercise and vesting requirements set forth above. For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Sections 4(a) and 4(b) of the Plan apply. Nothing in this Section 6 shall limit the authority of the Committee to provide for the acceleration of the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(f)(viii).

(viii)       Acceleration of Vesting or Exercisability. No Award Agreement shall, by operation of its terms, accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Company unless such transaction constitutes a Change in Control and unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) the Change in Control.

(ix)       Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that: (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations; or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six (6) months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

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Section 7.	Amendment and Termination; Corrections

(a)       Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)       amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)       amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or, subject to the limitations in Section 6(f)(viii), otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)       make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)       amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(I)       require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Capital Market or any other securities exchange that are applicable to the Company;

(II)       increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(III)       permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6 of the Plan;

(IV)       permit the award of Options or Stock Appreciation Rights at a price less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

(V)       increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b); or

(VI)       increase the number of shares subject to the limitations contained in Section 4(d) of the Plan.

(b)       Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion but subject to the limitations in Section 6(f)(viii), provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)       either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

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(ii)       that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)       that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)       that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)       Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.	Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by: (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment); or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.	General Provisions

(a)       No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)       Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. Each Award will be evidenced by an Award Agreement signed by the Participant and a representative of the Company unless the Committee expressly provides otherwise. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)       Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)       No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(d)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

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(e)       No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)       No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)       Governing Law. The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction, and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)       Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)       No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)       Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)       No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and unless an Award Agreement expressly provides otherwise, all fractional Shares and any rights thereto shall be canceled, terminated and otherwise eliminated without consideration.

(l)       Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

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Section 10.	Clawback or Recoupment

In addition to such forfeiture and/or penalty conditions as specified in any Award Agreement, Awards under this Plan shall be subject to forfeiture or other penalties pursuant any clawback or similar recoupment policy as may be established or amended from time to time.

Section 11.	Effective Date of the Plan

The Plan was adopted by the Board on ●, 2019. The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on September 18, 2019 and the Plan shall be effective as of the date of such stockholder approval. On and after stockholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.

Section 12.	Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on ●, 2029 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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Appendix B

Form of Certificate of Amendment to Articles of Incorporation of U.S. Gold Corp.

1. Name of the Corporation: U.S. Gold Corp.

2. The following amendments to the Articles of Incorporation, as amended, were approved by the directors and thereafter duly adopted by the stockholders of the corporation on the ______ day of _______, _________.

3. The number of shares outstanding at the time of the adoption of the amendment was: _______ share. The total number of shares entitled to vote thereon was: _________ shares of common stock.

4. Resolved that Article III is hereby amended and restated as follows

“3.01 Authorized Capital Stock. The total number of shares of stock this Corporation is authorized to issue is two hundred fifty million (250,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock.”

3.02 Common Stock. The total number of authorized shares of Common Stock shall be two hundred million shares with par value of $0.001 per share.

Upon the filing and effectiveness (the “Effective Time”) pursuant to the Nevada Revised Statutes of this amendment to the Corporation’s Articles of Incorporation, as amended, each _________ (_____) shares of Common Stock issued and outstanding immediately prior to the Effective Time either issued and outstanding or held by the Corporation as treasury stock shall be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”); provided that no fractional shares shall be issued to any holder and that instead of issuing such fractional shares, the holder shall be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sale price of the Company’s Common Stock on the business day immediately preceding the effective date of the Reverse Stock Split as reported on the NASDAQ Capital Market by (ii) the number of shares of the Company’s Common Stock held by the shareholder that would otherwise have been exchanged for the fractional share interest. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.

3.03 Preferred Stock. The total number of authorized shares of Preferred Stock shall be fifty million (50,000,000) shares with par value of $0.001 per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopt providing the issuance thereof the following:

(a) Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b) The number of shares to constitute the class or series and the designation thereof;

(c) The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

(d) Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e) Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(f) The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

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(g) The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

(h) Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i) Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.”

5. The vote by which the shareholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the Articles of Incorporation have voted in favor of the amendment is at least 51%.

6. This Certificate of Amendment shall become effective at ____ on ____, ______.

Dated this _____ day of _____, ______.

By:
Name:
Title:

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